Exhibit 10.70

EXECUTION COPY

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT

SECOND AMENDED AND RESTATED INTERCREDITOR AGREEMENT (as amended, modified or supplemented from time to time, this “Agreement”), dated as of December 22, 2003, as amended and restated on January 24, 2005, and as further amended and restated on May 31, 2005, among JPMorgan Chase Bank, N.A., as Collateral Agent, in such capacity as successor to Wilmington Trust Company (the “First Prior Collateral Agent”), as a successor to General Electric Capital Corporation (together with the First Prior Collateral Agent, the “Prior Collateral Agents”) and Morgan Stanley & Co., Incorporated (the “Original Collateral Agent”), and acknowledged and agreed to by Holdings, the U.S. Borrower and each Subsidiary from time to time party hereto (collectively, the “U.S. Credit Parties”). Capitalized terms used herein shall have the meaning specified in Section 9 hereof or, if not defined therein, as specified in the Senior First Lien Collateral Agreement.

W I T N E S S E T H :

WHEREAS, Resolution Performance Products Inc. (“RPP Inc.”), Resolution Performance Products LLC (“RPP USA”), RPP Capital Corporation (“U.S. Finance Corp.”), Resolution Europe B.V. (“REBV”), the lenders from time to time party thereto, Salomon Smith Barney Inc., as syndication agent, JPMorgan Chase Bank, as documentation agent, and Morgan Stanley Senior Funding, Inc., as sole lead arranger, sole book manager and administrative agent, entered into a Credit Agreement, dated as of November 14, 2000 (the “Original Bank Credit Agreement”).

WHEREAS, RPP Inc., RPP USA, U.S. Finance Corp., REBV, certain other subsidiaries of RPP Inc. designated as “Credit Parties” thereunder, the financial institutions from time to time party thereto and General Electric Capital Corporation and GE Leveraged Loans Limited, as agents, entered into a Credit Agreement, dated as of January 24, 2005 (the “Prior Bank Credit Agreement”), providing for, among other things, the refinancing in full of the Original Bank Credit Agreement;

WHEREAS, Hexion LLC, a Delaware limited liability company and successor-in-interest to RPP Inc. (“Holdings”), Hexion Specialty Chemicals, Inc., a New Jersey corporation and successor-in-interest to RPP USA (the “U.S. Borrower”), Borden Chemical Canada, Inc., a Canadian corporation, REBV, Bakelite AG, a company registered in the commercial register of Iserlohn/Germany, Borden Chemical GB Limited, a corporation organized under the laws of England and Wales, and Borden Chemical UK Limited, a corporation organized under the laws of England and Wales, the lenders party thereto from time to time (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), Citicorp North America, Inc., as syndication agent, Credit Suisse, as documentation agent, and J.P. Morgan Securities Inc., Citigroup Global Markets Inc. and Credit Suisse, as joint lead arrangers and joint bookrunners, have entered into a Credit Agreement dated as of the date hereof (as amended, modified, extended, renewed, replaced, restated, supplemented or refinanced from time to time, and including any agreement extending the maturity of, or refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers or guarantors thereunder or any increase in the amount borrowed thereunder) all or any portion of the indebtedness under such agreement or any successor agreement, whether or not with the same agent, trustee, representative, lenders, holders or group of lenders or holders, the “Bank Credit Agreement”), providing for, among other things, the refinancing in full of the Prior Bank Credit Agreement (the Lenders, the Issuing Banks (as defined in the Bank Credit Agreement) and the Administrative Agent are herein called the “Bank Lender Creditors”);

WHEREAS, the U.S. Borrower or another U.S. Credit Party has entered into, or may at any time and from time to time after the date hereof enter into or guaranty the obligations of one or more Subsidiaries thereof under, one or more Swap Agreements with one or more Bank Lender Creditors or any affiliate thereof (each such Bank Lender Creditor or affiliate, even if the respective Bank Lender Creditor subsequently ceases to be a Lender under the Bank Credit Agreement for any reason, together which such Bank Lender Creditor’s or affiliate’s successors and assigns, if any, collectively, the “Other Creditors” and together with the Bank Lender Creditors, the “Senior First Lien Creditors”);

WHEREAS, the U.S. Borrower, U.S. Finance Corp. (together, the “Issuers”) and The Bank of New York, as trustee (together with any successor trustee, the “Additional Senior Secured Notes Trustee”) are party to an Indenture, dated as of December 22, 2003 (as amended, modified, extended, renewed, replaced, restated, supplemented or refinanced from time to time, and including any agreement extending the maturity of, or refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers, issuers or guarantors thereunder or any increase in the amount borrowed thereunder) all or any portion of the indebtedness under such indenture or any successor agreement whether or not with the same trustee, representative, agent, lenders, holders or group of lenders or holders, the “Note Credit Agreement” and, together with the Bank Credit Agreement, collectively, the “Credit Agreement”), providing for (i) the issuance by the Issuers of their 8% Senior Secured Notes due December 15, 2009 (the “Additional Senior Secured Notes”) to the holders thereof from time to time (such holders, the “Additional Senior Secured Noteholders” and, together with the Additional Senior Secured Notes Trustee and the Junior First Lien Collateral Agent (as defined below), the “Junior First Lien Creditors”; and the Junior First Lien Creditors, together with the Senior First Lien Creditors, the “First Lien Creditors”) and (ii) the guaranty by certain future subsidiaries of the U.S. Borrower of the Issuers’ obligations under the Note Credit Agreement and the Additional Senior Secured Notes (each such guaranty, together with the Note Credit Agreement and the Additional Senior Secured Notes, are herein called the “Note Credit Documents”);

WHEREAS, the Original Collateral Agent and the Additional Senior Notes Trustee were parties to an Intercreditor Agreement, dated December 22, 2003, as acknowledged and agreed to by RPP USA and certain of its affiliates (the “Original Intercreditor Agreement”);

WHEREAS, the Original Intercreditor Agreement was amended and restated on January 24, 2005, in accordance with the Prior Bank Credit Agreement and acknowledged and agreed to by RPP USA and certain of its affiliates (the Original Intercreditor Agreement, as so amended and restated, the “Prior Intercreditor Agreement”);

WHEREAS, the Lenders have appointed JPMorgan Chase Bank, N.A. as Collateral Agent, effective as of the date hereof;

WHEREAS, pursuant to the Senior First Lien Collateral Documents, each U.S. Credit Party party thereto has granted to the Collateral Agent a security interest in the Collateral for the benefit of the Senior First Lien Creditors;

WHEREAS, pursuant to the Junior First Lien Collateral Documents, each U.S. Credit Party party thereto has granted to Wilmington Trust Company, as collateral agent for the Additional Senior Secured Noteholders (the “Junior First Lien Collateral Agent”), a security interest in the Collateral for the benefit of the Junior First Lien Creditors;

WHEREAS, pursuant to the Bank Credit Agreement, the Required First Lien Creditors have authorized the Collateral Agent to enter into this Agreement; and

WHEREAS, the Required First Lien Creditors wish to amend and restate the Prior Intercreditor Agreement effective on the date hereof as set forth below, to, inter alia, set forth the rights, benefits and privileges, as among the First Lien Creditors, in respect of the Collateral, this Agreement and the Collateral Documents.

NOW, THEREFORE, it is agreed that the Prior Intercreditor Agreement is hereby amended and restated as follows:

1. Appointment; etc.

(a) The Junior First Lien Creditors, by their acceptance of the benefits of the Junior First Lien Collateral Documents, hereby (x) irrevocably designate the Collateral Agent to act as specified herein and the Junior First Lien Collateral Agent to act as specified in the applicable Junior First Lien Collateral Documents, (y) agree to all of the provisions of this Agreement and (z) agree to all of the provisions of the applicable Collateral Documents. Each Junior First Lien Creditor hereby irrevocably authorizes, and each holder of any Junior First Lien Obligation by the acceptance of such Junior First Lien Obligation and by the acceptance of the benefits of the applicable Junior First Lien Collateral Documents shall be deemed irrevocably to authorize, (a) the Collateral Agent to take such action on its behalf under the provisions of this Agreement and (b) the Junior First Lien Collateral Agent to take such action on its behalf under the applicable Junior First Lien Collateral Documents and, in each case, any instruments and agreements referred to herein and therein and to exercise such powers and to perform such duties thereunder as are specifically delegated to or required of the Collateral Agent or the Junior First Lien Collateral Agent, as applicable, by the terms hereof or thereof and such other powers as are reasonably incidental thereto. The Collateral Agent and the Junior First Lien Collateral Agent, as applicable, may perform any of its duties hereunder or thereunder by or through its affiliates, agents, sub-agents or employees and such affiliates, agents, sub-agents and employees shall be afforded all of the Collateral Agent’s or the Junior First Lien Collateral Agent’s, as applicable, rights hereunder and under any Collateral Document.

(b) Each Senior First Lien Creditor (by their acceptance of the benefits of the applicable Senior First Lien Collateral Documents) also agrees to the provisions of this Agreement.

2. Priorities with Respect to the Collateral. The Junior First Lien Creditors hereby acknowledge and agree that all Obligations shall be secured pursuant to the Collateral

Documents in accordance with the terms thereof, provided that, notwithstanding anything to the contrary contained in any Secured Debt Agreement (including any Collateral Document), as between the Senior First Lien Creditors and the Junior First Lien Creditors, the following priorities and other rights, benefits and privileges with respect to the Collateral and the applicable Collateral Documents shall apply:

(i) the security interests granted pursuant to (x) the Senior First Lien Collateral Documents for the benefit of the Senior First Lien Creditors shall be senior in priority in all respects to the security interests granted pursuant to the Junior First Lien Collateral Documents for the benefit of the Junior First Lien Creditors and (y) the Junior First Lien Collateral Documents for the benefit of the Junior First Lien Creditors shall be junior, subordinate and subject in all respects to the security interests granted under the Senior First Lien Collateral Documents for the benefit of the Senior First Lien Creditors;

(ii) the Junior First Lien Creditors agree that (x) all of their rights, benefits and privileges afforded to them hereunder and under the applicable Collateral Documents are expressly subject to the terms and conditions of this Agreement and (y) they shall not be entitled to receive any of the proceeds or other distributions in respect of (or from) any Collateral until all Senior First Lien Obligations have been paid in full in cash in accordance with the terms thereof (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any U.S. Credit Party at the rate provided for in the respective documentation for the Senior First Lien Obligations, whether or not a claim for post-petition interest is allowed in any such case, proceeding or other action or under applicable law);

(iii) until all Senior First Lien Obligations have been paid in full in cash in accordance with the terms thereof, all letters of credit under the Bank Credit Agreement have been terminated and the commitments under the Bank Credit Agreement have been terminated, each Junior First Lien Creditor hereby agrees (A) to the extent that any amendment, modification, change, waiver, consent, release or variance to any of the Collateral Documents or the Hexion Intercreditor Agreement, or any action (or inaction) to be taken (or not taken) by the Collateral Agent under (or pursuant to, including pursuant to any of the remedial provisions of) any of the Collateral Documents or the Hexion Intercreditor Agreement, in either case would require the vote or consent of any of the Junior First Lien Creditors, whether acting as part of the Required Lenders (as defined in the Hexion Intercreditor Agreement), as part of the class of First Lien Creditors, as part of the class of secured creditors, as part of the Intercreditor Agent or the Senior-Priority Agents (as defined in the Hexion Intercreditor Agreement) or otherwise, each such Junior First Lien Creditor hereby agrees that any such amendment, modification, change, waiver, consent, release, variance, action or inaction may be taken (or not taken, as the case may be) at the direction of the Required First Lien Creditors, provided that, except as permitted by Section 14(b) hereof, in the case of any amendment, modification, change, waiver, consent, release or variance to any Collateral Document or the Hexion Intercreditor Agreement materially adversely affecting the rights and benefits of the Junior First Lien Creditors (and not all First Lien Creditors in a like or similar manner), such amendment, modification, change, waiver, release or variance shall be made at the direction of the Required First Lien Creditors and the Additional Senior Secured Notes Trustee (acting at the direction of the Additional Senior Secured Noteholders holding at least a majority of the then outstanding principal amount of all Additional Senior Secured Notes), and (B) to effectuate the foregoing, except in cases described in the proviso to preceding clause (A), each Junior First Lien Creditor hereby (x) authorizes and instructs the Additional Senior Secured Notes Trustee to (and the Additional Senior Secured Notes Trustee agrees to) vote (on behalf of the Junior First Lien Creditors) in a manner consistent with, and to sign any such amendment, modification, change, waiver, consent, release or variance, or any direction for any such action or inaction, in either case which has otherwise been approved by the Required First Lien Creditors, and (y) constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably (which power is coupled with an interest), to sign on behalf of the Additional Senior Secured Notes Trustee any such amendment, modification, change, waiver, consent, release or variance, or any such action or inaction, to the extent that the Additional Senior Secured Notes Trustee refuses to sign same as provided above; and

(iv) the Junior First Lien Creditors do not have a security interest in, and the grant of security interests pursuant to the applicable Junior First Lien Collateral Documents for the benefit of the Junior First Lien Creditors shall not extend to, any Additional Senior Secured Notes Excluded Collateral, and with respect to the Junior First Lien Creditors, the term “Collateral” shall not include the Additional Senior Secured Notes Excluded Collateral.

3. Application of Proceeds.

(a) All moneys collected or otherwise received by the Collateral Agent or the Junior First Lien Collateral Agent pursuant to the applicable Collateral Documents for application to the First Lien Obligations (including, for the avoidance of doubt, upon any (i) distribution of any Collateral in the event of any bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of the obligations and indebtedness of any U.S. Credit Party or the application of any Collateral to the payment thereof, (ii) distribution of the Collateral upon the liquidation or dissolution of any U.S. Credit Party, or the winding up of the assets or business of any U.S. Credit Party, (iii) realization by the Collateral Agent or any of the other Secured Creditors with respect to the Liens pursuant to any Secured Debt Agreement, whether pursuant to a Remedial Action or otherwise, or (iv) Disposition of any Collateral (to the extent that any part of the proceeds of such Disposition are required to be applied to any of the Obligations or held by the Collateral Agent in accordance with the provisions of any of the Collateral Documents), shall, as between the Senior First Lien Creditors and the Junior First Lien Creditors, be distributed or paid to (or retained by) the Collateral Agent for application in the following manner:

(i) first, an amount equal to the outstanding Senior First Lien Obligations shall be paid to the Senior First Lien Creditors as provided in Section 3(e) hereof, with each Senior First Lien Creditor receiving an amount equal to its outstanding Senior First Lien Obligations or, if the proceeds are insufficient to pay in full all such Senior First Lien Obligations, its Senior First Lien Creditor Pro Rata Share of the amount remaining to be distributed;

(ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), to the payment of all amounts owing the Additional Senior Secured Notes Trustee in its capacity as such pursuant to the Note Credit Agreement and the Junior First Lien Collateral Agent or, if the proceeds are insufficient to pay in full all such amounts, such proceeds shall be applied pro rata in accordance with the respective amounts owed to them on the date of any such application; and

(iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Junior First Lien Obligations shall be paid to the Junior First Lien Creditors as provided in Section 3(e) hereof, with each Junior First Lien Creditor receiving an amount equal to its outstanding Junior First Lien Obligations or, if the proceeds are insufficient to pay in full all such Junior First Lien Obligations, its Junior First Lien Creditor Pro Rata Share of the amount remaining to be distributed.

(b) (i) For purposes of this Agreement, “Senior First Lien Creditor Pro Rata Share” shall mean, when calculating a Senior First Lien Creditor’s portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Senior First Lien Creditor’s Senior First Lien Obligations, and the denominator of which is the then outstanding amount of all Senior First Lien Obligations.

(ii) For the purposes of this Agreement, “Junior First Lien Creditor Pro Rata Share” shall mean, when calculating a Junior First Lien Creditor’s portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Junior First Lien Creditor’s Junior First Lien Obligations and the denominator of which is the then outstanding amount of all Junior First Lien Obligations.

(c) [Intentionally Omitted.]

(d) [Intentionally Omitted.]

(e) All payments required to be made hereunder shall be made (x) if to the Senior First Lien Creditors, to the Administrative Agent for the account of the Senior First Lien Creditors, and (y) if to the Junior First Lien Creditors, to the Additional Senior Secured Notes Trustee.

(f) For purposes of applying payments received in accordance with this Section 3, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent under the Bank Credit Agreement, (ii) any other trustee, paying agent or similar representative for the Other Creditors (each, a “Representative”) or, in the absence thereof, the Other Creditors and (iii) the Additional Senior Secured Notes Trustee, in each case, for a determination (which the Administrative Agent, each Representative for the Other Creditors, the Additional Senior Secured Notes Trustee and the First Lien Creditors agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Obligations (and type of Obligations) owed to the Bank Lender Creditors, the Other Creditors or the Junior First Lien Creditors, as the case may be.

4. Relative Acknowledgment/Priorities of Security Interests and Liens.

(a) Each of the First Lien Creditors acknowledges and agrees (x) to the relative priorities as to the Collateral (and the application of the proceeds therefrom) as provided in this Agreement and acknowledges and agrees that such priorities (and the application of the proceeds from the Collateral) shall not be affected or impaired in any manner whatsoever including, without limitation, on account of (i) the invalidity, irregularity, diminution in value or unenforceability of all or any part of any Secured Debt Agreement or any of the Obligations thereunder, (ii) the actual date and time of execution, delivery, recording, filing or perfection of any security interests in the Collateral, (iii) any nonperfection of any Lien purportedly securing any of the Obligations, (iv) any amendment, change or modification of any Secured Debt Agreement or (v) any impairment, modification, change, exchange, release or subordination of or limitation on, any liability of, or stay of actions or lien enforcement proceedings against, any U.S. Credit Party, its property, or its estate in bankruptcy resulting from any bankruptcy, arrangement, readjustment, composition, liquidation, rehabilitation, similar proceeding or otherwise involving or affecting any U.S. Credit Party, and (y) that the provisions of the Collateral Documents do not require the U.S. Credit Parties to take certain actions to perfect a security interest in certain Collateral that may not be perfected by filing a UCC financing statement.

(b) Each of the First Lien Creditors hereby agrees not to challenge or question in any proceeding the validity or enforceability of this Agreement or any Collateral Document (or any Obligations secured thereunder) (in each case as a whole or in part or any term or provision contained therein) or the validity of any Lien, mortgage or financing statement in favor of the Collateral Agent or the Junior First Lien Collateral Agent for the benefit of the respective First Lien Creditors as provided in the respective Collateral Document, or the relative priority of any such Lien.

(c) If any First Lien Creditor shall acquire by indemnification, subrogation, contract or otherwise (including pursuant to the Collateral Documents), any lien, estate, right or other interest in, or possession or control of, any of the assets of any U.S. Credit Party that would otherwise constitute Collateral to secure (or providing security for) the respective Obligations owed to such First Lien Creditor, that lien, estate, right or other interest shall, and any such possession or control shall, be held for the benefit of the Secured Creditors under the applicable Collateral Documents and shall be subject to the relative priorities set forth in such Collateral Documents and in this Agreement.

5. Sharing Arrangements.

(a) The First Lien Creditors hereby agree that the provisions of this Agreement with respect to allocations and distributions of proceeds of the Collateral shall prevail notwithstanding any event or circumstance, including, without limitation, in the event that, through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise, any of the Senior First Lien Creditors’ security interest in the Collateral is avoided in whole or in part for any reason or is enforced with respect to some, but not all, of the Senior First Lien Obligations then outstanding.

(b) The First Lien Creditors agree that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of any such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

(c) In the event that any payment or distribution shall be received by any First Lien Creditor in a manner that is inconsistent with the provisions of Section 3 hereof, such payment or distribution shall be held by the respective First Lien Creditor for the benefit of, and shall be paid over or delivered to, the respective First Lien Creditors entitled thereto for application to such entitled First Lien Creditors’ Obligations (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any U.S. Credit Party at the rate provided for in the respective documentation for such Obligations, whether or not a claim for post-petition interest is allowed in any such case, proceeding or other action or under applicable law) in accordance with Section 3 hereof.

6. Provisions in the Event of Insolvency Proceedings. Without limiting the other provisions of this Agreement, upon the commencement of a case under the Bankruptcy Code by or against any U.S. Credit Party:

(a) This Agreement and the Collateral Documents shall remain in full force and effect and enforceable pursuant to their respective terms in accordance with Section 510(a) of the Bankruptcy Code, and all references herein to such U.S. Credit Party shall be deemed to apply to such entity as debtor-in-possession and to any trustee in bankruptcy for the estate of such entity.

(b) In any such case under the Bankruptcy Code, each Junior First Lien Creditor agrees not to take any action or vote in any way so as to contest (1) the validity or enforceability of this Agreement or any of the Senior First Lien Collateral Documents or any of the Obligations thereunder, (2) the validity, priority or enforceability of the Liens, mortgages, assignments and security interests granted and/or established pursuant to this Agreement or the Collateral Documents with respect to the Senior First Lien Obligations, or (3) the relative rights, benefits, privileges and duties of the holders of the Senior First Lien Obligations and the Junior First Lien Obligations granted and/or established in this Agreement or any Collateral Document with respect to such Liens, mortgages, assignments and security interests.

(c) So long as any Senior First Lien Obligations are outstanding, without the express written consent of the Required First Lien Creditors, none of the Junior First Lien Creditors (or their representative) shall (i) with respect to any rights under any Secured Debt Agreement, seek in respect of any part of the Collateral or proceeds thereof or any Lien which may exist thereon, any relief from or modification of the automatic stay as provided in Section 362 of the Bankruptcy Code or seek or accept any form of adequate protection under either or both Sections 362 and 363 of the Bankruptcy Code with respect thereto to the extent that their receipt of any such adequate protection would reduce (or would have the effect of reducing) or adversely affect the adequate protection that the Senior First Lien Creditors otherwise would be entitled to receive (it being understood that, in any event, any such adequate protection shall only be afforded to the Junior First Lien Creditors if the Senior First Lien Creditors are satisfied with the adequate protection afforded to the Senior First Lien Creditors), (ii) oppose or object to any Senior First Lien Creditor obtaining a Lien or grant of administrative claim in connection with a grant of adequate protection, use of cash collateral or post-petition financing under Section 362, 363 or 364 of the Bankruptcy Code on the basis that the Junior First Lien Creditors are not receiving any adequate protection or are not receiving satisfactory adequate protection, (iii) oppose or object to the use of cash collateral by a U.S. Credit Party on the basis that the Junior First Lien Creditors are not receiving any adequate protection or are not receiving satisfactory adequate protection, (iv) oppose or object to any post-petition financing (including any debtor-in-possession financing) provided by any of the Senior First Lien Creditors or provided by a third party pursuant to Section 364 of the Bankruptcy Code on terms acceptable to the Required First Lien Creditors on the basis that the Junior First Lien Creditors are not receiving any adequate protection or are not receiving satisfactory adequate protection, (v) oppose or object to or withhold consent from the disposition of assets by any U.S. Credit Party under Section 363(b) or (f) of the Bankruptcy Code, provided that the interest, if any, which the Junior First Lien Creditors have in the assets shall attach to the proceeds of such disposition, on the basis that the Junior First Lien Creditors are not receiving any adequate protection or are not receiving satisfactory adequate protection, (vi) oppose, object to, or vote against any plan of reorganization or disclosure statement the terms of which are consistent with the rights of the Senior First Lien Creditors under this Agreement and the Collateral Documents under which the Liens, mortgages, assignments and security interests and the priority thereof are granted and established on the basis that the Junior First Lien Creditors are not receiving any adequate protection or are not receiving satisfactory adequate protection, (vii) make an election pursuant to Section 1111(b) of the Bankruptcy Code, (viii) oppose or object to the determination of the extent of any Liens held by any of the Senior First Lien Creditors or the value of any claims of Senior First Lien Creditors under Section 506(a) of the Bankruptcy Code, or (ix) oppose or object to the payment of interest and expenses as provided under Sections 506(b) and (c) of the Bankruptcy Code.

(d) The Senior First Lien Obligations owed to each Senior First Lien Creditor under the Secured Debt Agreements shall continue to be effective, or to be reinstated, as the case may be, as to any payment in respect of any Senior First Lien Obligation that is rescinded or must otherwise be returned by the holder of such Senior First Lien Obligation upon the occurrence or as a result of applicable provisions of the Bankruptcy Code, all as though such payment had not been made.

7. Waivers. (a) Each Junior First Lien Creditor agrees that neither the Collateral Agent nor the Senior First Lien Creditors (in directing the Collateral Agent to take any action with respect to the Collateral) shall have any duty or obligation to realize first upon any type of Collateral (including Additional Senior Secured Notes Excluded Collateral) or to sell, dispose of or otherwise liquidate all or any portion of the Collateral in any manner that would maximize the return to any Class (or portion of a Class) of First Lien Creditors holding Obligations of any type (whether Bank Credit Document Obligations, Other Obligations or Junior First Lien Obligations), notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by such Class (or portion of a Class) of First Lien Creditors from such realization, sale, disposition or liquidation.

(b) Each of the Junior First Lien Creditors waives any claim which each such Junior First Lien Creditor may now or hereafter have against the Senior First Lien Creditors (or their representatives) arising out of (i) any and all actions which the Collateral Agent or the other Senior First Lien Creditors take or omit to take (including, without limitation, actions with respect to the creation, perfection or continuation of Liens on the Collateral, actions with respect to the occurrence of an Event of Default, actions with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any of the security for the Obligations and actions with respect to the collection of any claim for all or any part of the Obligations from any account debtor, guarantor or any other party) with respect to the respective Secured Debt Agreements or any other agreement related thereto or to the collection of the Obligations or the valuation, use, protection or release of the security for the Obligations, (ii) the Collateral Agent’s or the other Senior First Lien Creditors’ election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code and/or (iii) any borrowing of, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code to, any U.S. Credit Party as debtor-in-possession.

8. Nature of Obligations; Post-Petition Interest. Each Junior First Lien Creditor hereby acknowledges and agrees that (i) the Junior First Lien Creditors’ claims against the U.S. Credit Parties in respect of the Collateral constitute junior and subordinated claims separate and apart (and of a different class) from the claims of the Senior First Lien Creditors against the U.S. Credit Parties in respect of the Collateral and (ii) the Senior First Lien Obligations include all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any U.S. Credit Party at the rate provided for in the respective Secured Debt Agreements governing the same, whether or not a claim for post-petition interest is allowed in any such case, proceeding or other action or under applicable law. To further effectuate the intent of the parties as provided in the immediately preceding sentence, the Senior First Lien Creditors shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest at the relevant contract rate (even though such claims may or may not be allowed in whole or in part in the respective bankruptcy, insolvency, reorganization or similar proceeding or under applicable law) before any distribution is made in respect of the claims held by the Junior First Lien Creditors, with each Junior First Lien Creditor hereby acknowledging and agreeing to turn over to the Senior First Lien Creditors all amounts otherwise received or receivable by it to the extent needed to effectuate the intent of this sentence even if such turn-over of amounts has the effect of reducing the amount of the claim of the Junior First Lien Creditors.

9. Definitions. The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

“Additional Senior Secured Noteholders” shall have the meaning provided in the recitals to this Agreement.

“Additional Senior Secured Notes” shall have the meaning provided in the recitals to this Agreement.

“Additional Senior Secured Notes Excluded Collateral” shall include (i) more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary, (ii) any property or assets owned by Holdings and (iii) any Collateral excluded by operation of the second proviso of Section 3.01 of the Junior First Lien Collateral Agreement.

“Additional Senior Secured Notes Trustee” shall have the meaning provided in the preamble to this Agreement.

“Administrative Agent” shall have the meaning provided in the recitals to this Agreement.

“Agreement” shall have the meaning provided in the preamble to this Agreement.

“Bank Credit Agreement” shall have the meaning provided in the recitals to this Agreement.

“Bank Lender Creditors” shall have the meaning provided in the recitals to this Agreement.

“Bankruptcy Code” shall mean Title 11 of the United States Code entitled “Bankruptcy”, as now or hereafter in effect, or any successor thereto.

“Class” shall have the meaning provided in Section 14(a) of this Agreement.

“Collateral” shall mean all “Collateral” (or similar defined term) under, and as defined in, the Collateral Documents but, in any event, for purposes of this Agreement, the term “Collateral” shall specifically exclude Additional Senior Secured Notes Excluded Collateral.

“Collateral Agent” shall mean JPMorgan Chase Bank, N.A., as successor agent to each Prior Collateral Agent and the Original Collateral Agent, acting as Collateral Agent pursuant to this Agreement and as Administrative Agent under the Senior First Lien Collateral Documents.

“Collateral Documents” shall mean the Senior First Lien Collateral Documents and the Junior First Lien Collateral Documents.

“Credit Agreement” shall have the meaning provided in the recitals to this Agreement.

“Deposit Account” shall have the meaning set forth in the Uniform Commercial Code.

“Deposit Account Collateral” shall mean that part of the Collateral comprised of or contained in Deposit Accounts or Securities Accounts.

“Disposition” means the sale, assignment, transfer, lease, conveyance or other disposition by any U.S. Credit Party of any Collateral, including, without limitation, an involuntary disposition as a result of a casualty or condemnation.

“Event of Default” shall mean any Event of Default (or similar term) under, and as defined in, the Bank Credit Agreement.

“First Lien Creditors” shall have the meaning provided in the recitals of this Agreement.

“Hexion Intercreditor Agreement” shall mean the Second Amended and Restated Intercreditor Agreement dated as of August 12, 2004, as amended and restated on April 29, 2005, and as further amended and restated on May 31, 2005, among JPMorgan Chase Bank, N.A., as Intercreditor Agent, Wilmington Trust Company, as Trustee, the U.S. Borrower and the Subsidiaries of the U.S. Borrower party thereto, as amended, modified or supplemented from time to time.

“Holdings” shall have the meaning provided in the recitals to this Agreement.

“Issuers” shall have the meaning provided in the recitals to this Agreement.

“Junior First Lien Collateral Agent” shall have the meaning provided in the recitals to this Agreement.

“Junior First Lien Collateral Agreement” shall mean the Amended and Restated Collateral Agreement dated as of May 31, 2005, among the U.S. Borrower, the other U.S. Credit Parties and the Junior First Lien Collateral Agent.

“Junior First Lien Collateral Documents” shall mean the documents or instruments pursuant to which a Lien is granted by any U.S. Credit Party to secure any Junior First Lien Obligations or under which rights or remedies with respect to any such Lien are governed.

“Junior First Lien Creditor Pro Rata Share” shall have the meaning provided in Section 3(b)(ii) of this Agreement.

“Junior First Lien Creditors” shall have the meaning provided in the recitals to this Agreement.

“Junior First Lien Obligations” shall have the meaning provided in clause (ii) of the definition of “Obligations” appearing in this Section 9.

“Lien” shall mean, with respect to any asset, (i) any mortgage, deed of trust, lien, hypothecation, pledge, encumbrance, charge or security interest in or on such asset, (ii) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (iii) in the case of securities (other than securities representing an interest in a joint venture that is not a Subsidiary (as defined in the Bank Credit Agreement), any purchase option, call or similar right of a third party with respect to such securities; provided that in no event shall an operating lease or an agreement to sell be deemed to constitute a Lien.

“Lenders” shall have the meaning provided in the recitals to this Agreement.

“Note Credit Agreement” shall have the meaning provided in the recitals to this Agreement.

“Note Credit Documents” shall have the meaning provided in the recitals to this Agreement.

“Obligations” shall mean and include all of the following:

(i) the Obligations as defined in the Senior First Lien Collateral Agreement (all such obligations, indebtedness and liabilities under this clause (i) being herein collectively called the “Senior First Lien Obligations”); and

(ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, indemnities, fees and interest thereon (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any U.S. Credit Party at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such case, proceeding or other action or under applicable law) of each U.S. Credit Party owing to the Junior First Lien Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with the Additional Senior Secured Notes and the other Note Credit Documents (including all such obligations, indebtedness and liabilities of any U.S. Credit Party under any guaranty constituting a Note Credit Document) and the due performance and compliance by each U.S. Credit Party with all of the terms, conditions and agreements contained in the Additional Senior Secured Notes and in such other Note Credit Documents (all such obligations, liabilities and indebtedness under this clause (iv) being herein collectively called the “Junior First Lien Obligations”);

it being acknowledged and agreed that the “Obligations” shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

“Original Bank Credit Agreement” shall have the meaning provided in the recitals to this Agreement.

“Original Collateral Agent” shall have the meaning provided in the preamble to this Agreement.

“Original Intercreditor Agreement” shall have the meaning provided in the recitals to this Agreement.

“Other Creditors” shall have the meaning provided in the recitals to this Agreement.

“Pledged Collateral” shall mean the Collateral in the possession of the Collateral Agent (or its agents or bailees), to the extent that possession thereof is necessary to perfect a Lien thereon under the Uniform Commercial Code.

“Prior Bank Credit Agreement” shall have the meaning provided in the recitals to this Agreement.

“Prior Collateral Agent” shall have the meaning provided in the preamble to this Agreement.

“Prior Intercreditor Agreement” shall have the meaning provided in the recitals to this Agreement.

“REBV” shall have the meaning provided in the recitals to this Agreement

“Remedial Actions” shall mean any claim, proceeding or action to foreclose upon, take possession or control of, sell, lease or otherwise dispose of, or in any other manner realize, take steps to realize or seek to realize upon, the whole or any part of any Collateral, whether pursuant to the UCC, by foreclosure, by setoff, by self-help repossession, by notification to account debtors, by deed in lieu of foreclosure, by exercise of power of sale, by judicial action or otherwise, or the exercise of any other remedies with respect to any Collateral available under any of the Collateral Documents, or under applicable law.

“Required Bank Lender Creditors” shall mean the “Required Lenders” under, and as defined in, the Bank Credit Agreement (or, to the extent provided in Section 9.08 of the Bank Credit Agreement, each of the Lenders).

“Required First Lien Creditors” shall mean (i) at any time when any Obligations are outstanding under the Bank Credit Agreement, the Required Bank Lender Creditors and (ii) at any time after all of the Obligations under the Bank Credit Agreement have been paid in full in cash in accordance with the terms thereof and all Commitments and Letters of Credit under the Bank Credit Agreement have been terminated, the holders of a majority of the Senior First Lien Obligations.

“Requisite Creditors” shall have the meaning provided in Section 14(a) of this Agreement.

“RPP Inc.” shall have the meaning provided in the recitals to this Agreement.

“RPP USA” shall have the meaning provided in the recitals to this Agreement.

“Secured Creditors” shall have the meaning provided in Section 14(b) of this Agreement.

“Secured Debt Agreements” shall mean and include (a) the Loan Documents and (b) the Existing Notes Documents with respect to the Existing Borden Second Secured Notes and the Existing RPP Second Secured Notes, in each case as defined in the Bank Credit Agreement.

“Securities Account” shall have the meaning set forth in the Uniform Commercial Code.

“Senior First Lien Collateral Agreement” shall mean the Amended and Restated Collateral Agreement dated as of May 31, 2005, among the U.S. Borrower, the other U.S. Credit Parties and the Administrative Agent.

“Senior First Lien Collateral Documents” shall mean the documents or instruments pursuant to which Liens are granted by any U.S. Credit Party to secure any Senior First Lien Obligations or under which rights or remedies with respect to any such Lien are governed.

“Senior First Lien Creditor Pro Rata Share” shall have the meaning provided in Section 3(b)(i) of this Agreement.

“Senior First Lien Creditors” shall have the meaning provided in the recitals to this Agreement.

“Senior First Lien Obligations” shall have the meaning provided in clause (i) of the definition of “Obligations” appearing in this Section 9.

“Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

“U.S. Borrower” shall have the meaning provided in the recitals to this Agreement.

“U.S. Credit Parties” shall have the meaning provided in the preamble to this Agreement.

“U.S. Finance Corp.” shall have the meaning provided in the recitals to this Agreement.

10. Each party hereto hereby represents and warrants that (i) such party has the power and authority to execute, deliver and perform the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and (ii) such party has duly executed and delivered this Agreement, and that this Agreement constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

11. Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be in writing and shall be deemed to have been duly given or made when delivered to the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Agreement, addressed in the manner provided in the applicable Secured Debt Agreement.

12. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL.

(a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS). ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFOREMENTIONED COURTS. EACH PARTY HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PARTY, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PARTY. EACH PARTY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS SET FORTH IN THE APPLICABLE SECURED DEBT AGREEMENT UNTIL ANOTHER ADDRESS IS PROVIDED IN ACCORDANCE WITH THE APPLICABLE SECURED DEBT AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE IF IN CONFORMITY WITH THE FOREGOING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY OTHER PARTY IN ANY OTHER JURISDICTION.

(b) EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

13. Miscellaneous. This Agreement shall be binding upon the U.S. Credit Parties and the First Lien Creditors and shall inure to the benefit of and be enforceable by the successors and assigns of such Persons. Each of the agreements and acknowledgments made by each First Lien Creditor is made on behalf of itself and its successors and assigns and is deemed effective by virtue of such First Lien Creditor’s acceptance of the benefits of the applicable Collateral Documents. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. The Collateral Agent may execute any of its duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties hereunder. Neither the Collateral Agent, nor any of its respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

14. Amendment; Waiver.

(a) None of the terms and conditions of this Agreement or any of the defined terms contained in the Senior First Lien Collateral Agreement that are incorporated herein pursuant to the terms of this Agreement (but only insofar as such terms are used in this Agreement) may be amended, changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Collateral Agent (with the consent of the Required First Lien Creditors only); provided, (i) that any such amendment, change, waiver, modification or variance materially adversely affecting the rights and benefits of the Junior First Lien Creditors (and not all First Lien Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors of the Junior First Lien Creditors unless such amendment is of the type described in Section 14(b) hereof, and (ii) that any amendment, change, waiver, modification or variance to the extent relating to any Additional Senior Secured Notes Excluded Collateral may be made without the consent of the Junior First Lien Creditors. For the purpose of this Agreement, the term “Class” shall mean each class of First Lien Creditors i.e., whether (x) the

Senior First Lien Creditors as holders of the Senior First Lien Obligations, or (y) the Junior First Lien Creditors as holders of the Junior First Lien Obligations. For the purpose of this Agreement, the term “Requisite Creditors” of any Class shall mean (x) with respect to the Senior First Lien Obligations, the Required First Lien Creditors, and (y) with respect to the Junior First Lien Obligations, the Additional Senior Secured Notes Trustee (acting at the direction of Additional Senior Secured Noteholders holding at least a majority of the then outstanding aggregate principal amount of Additional Senior Secured Notes).

(b) Notwithstanding anything to the contrary contained in this Agreement, and as permitted by the Note Credit Agreement, the Junior First Lien Creditors hereby agree that (i) in the event that the Collateral Agent and the Senior First Lien Creditors enter into any amendment, waiver or consent in respect of or replace any of the Senior First Lien Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Senior First Lien Collateral Document or changing in any manner the rights of the Collateral Agent, the Senior First Lien Creditors, the U.S. Borrower or any other Pledgor thereunder (including the release of any Liens on Collateral), then such amendment, waiver or consent shall apply automatically to any comparable provision of each Junior First Lien Collateral Document without the consent of the Junior First Lien Collateral Agent or any Junior First Lien Creditors and without any action by the Junior First Lien Collateral Agent; provided that any such amendment, waiver or consent does not materially adversely affect the rights and benefits of the Junior First Lien Creditors (and not all First Lien Creditors in a like or similar manner), and (ii) the Required First Lien Creditors may at any time and from time to time agree to amend, modify or supplement this Agreement and each of the Collateral Documents to secure additional extensions of credit and add new creditors as “Secured Creditors” under this Agreement and such Collateral Documents (either as part of an existing class or as a newly created class), so long as such amendments, modifications or supplements do not expressly violate the provisions of the Bank Credit Agreement or the Note Credit Agreement, and to the extent that any such amendment, modification or supplement to any of the Collateral Documents would otherwise require the consent of all or any portion of the Junior First Lien Creditors, such Junior First Lien Creditors shall give such consent as provided in Section 2(iii) hereof.

15. Right to Amend, etc. As between the Junior First Lien Creditors on the one hand and the Senior First Lien Creditors (including, without limitation, the Lenders) on the other hand, it is agreed that the Senior First Lien Creditors may at any time and from time to time, in their sole discretion, and without any obligation to give any notice or receive any consent from the Junior First Lien Creditors, (i) change the manner, place or terms of payment, or change or extend the time of payment of, or renew, alter, refinance, increase or add to the Senior First Lien Obligations, or (ii) obtain, release, or dispose of any Collateral for the Senior First Lien Obligations, and the provisions of this Agreement shall continue in full force and effect with respect to all such Senior First Lien Obligations.

16. Further Assurances. Each First Lien Creditor agrees to take such further action and shall execute and deliver to the Administrative Agent, the Collateral Agent and the other First Lien Creditors such additional documents and instruments (in recordable form, if requested) as the Collateral Agent or the Required First Lien Creditors may reasonably request to effectuate the terms of and agreements contemplated by this Agreement.

17. Additional Credit Parties. It is understood and agreed that any Subsidiary of the U.S. Borrower that is required to execute a counterpart of the Junior First Lien Collateral Agreement or the Senior First Lien Collateral Agreement after the date hereof pursuant to the respective Secured Debt Agreements shall execute a counterpart hereof and deliver the same to the Collateral Agent and shall automatically become a party hereunder.

18. Termination. This Agreement shall terminate on the first date upon which the Commitments under the Bank Credit Agreement have been terminated, no Note under the Bank Credit Agreement is outstanding and the Senior First Lien Obligations have been repaid in full in cash in accordance with the terms thereof and all letters of credit issued under the Bank Credit Agreement have been terminated.

19. Inconsistent Provisions. If any provision of this Agreement or any provision in any Collateral Document shall be inconsistent with, or contrary to, any provision of the Note Credit Documents, then to the maximum extent permitted under applicable law the provision in this Agreement and the respective Collateral Documents shall be controlling, and shall supersede such inconsistent provision to the extent necessary to give full effect to all provisions contained in this Agreement and the Collateral Documents.

20. Collateral Agent as Gratuitous Bailee for Perfection.

(a) The Collateral Agent agrees to hold the Pledged Collateral that is part of the Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the Junior First Lien Collateral Agent and any assignee solely for the purpose of perfecting the security interest granted in such Pledged Collateral pursuant to the Junior First Lien Collateral Documents, subject to the terms and conditions of this Section 20.

(b) The Collateral Agent agrees to hold the Deposit Account Collateral that is part of the Collateral and controlled by the Collateral Agent as gratuitous bailee for the Junior First Lien Collateral Agent and any assignee solely for the purpose of perfecting the security interest granted in such Deposit Account Collateral pursuant to the Junior First Lien Collateral Documents, subject to the terms and conditions of this Section 20.

(c) In the event that the Collateral Agent (or its agent or bailees) has Lien filings against Intellectual Property that is part of the Collateral that are necessary for the perfection of Liens in such Collateral, the Collateral Agent agrees to hold such Liens as gratuitous bailee for the Junior First Lien Collateral Agent and any assignee solely for the purpose of perfecting the security interest granted in such Liens pursuant to the Junior First Lien Collateral Documents, subject to the terms and conditions of this Section 20.

(d) Except as otherwise specifically provided herein, until the Senior First Lien Obligations have been repaid in full in cash in accordance with the terms thereof and all letters of credit issued and commitments to extend credit under the Bank Credit Agreement have been terminated, the Collateral Agent shall be entitled to deal with the Pledged Collateral in accordance with the terms of the Senior First Lien Collateral Documents as if the Liens under the Junior First Lien Collateral Documents did not exist. The rights of the Junior First Lien Collateral Agent and the Junior First Lien Creditors with respect to such Pledged Collateral shall at all times be subject to the terms of this Agreement.

(e) The Collateral Agent shall have no obligation whatsoever to the Junior First Lien Collateral Agent or any Junior First Lien Creditor to assure that the Pledged Collateral is genuine or owned by the applicable U.S. Credit Parties or to protect or preserve rights or benefits of any Person or any rights pertaining to the Collateral except as expressly set forth in this Section 20. The duties or responsibilities of the Collateral Agent under this Section 20 shall be limited solely to holding the Pledged Collateral as gratuitous bailee for the Junior First Lien Collateral Agent for purposes of perfecting the Lien held by the Junior First Lien Creditors.

(f) The Collateral Agent shall not have by reason of the Junior First Lien Collateral Documents or this Agreement or any other document a fiduciary relationship in respect of the Junior First Lien Collateral Agent or any other Junior First Lien Creditor and the Junior First Lien Collateral Agent and the other Junior First Lien Creditors hereby waive and release the Collateral Agent from all claims and liabilities arising pursuant to the Collateral Agent’s role under this Section 20, as agent and gratuitous bailee with respect to the Collateral.

(g) Upon the repayment in full in cash of the Senior First Lien Obligations in accordance with the terms thereof and the termination of all letters of credit issued and commitments to extend credit under the Bank Credit Agreement, the Collateral Agent shall deliver to the Junior First Lien Collateral Agent, to the extent that it is legally permitted to do so, the remaining Pledged Collateral (if any) and the Deposit Account Collateral (if any) together with any necessary endorsements (or otherwise allow the Junior First Lien Collateral Agent to obtain control of such Pledged Collateral and Deposit Account Collateral) or as a court of competent jurisdiction may otherwise direct. The U.S. Borrower shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify the Collateral Agent for loss or damage suffered by the Collateral Agent as a result of such transfer except for loss or damage suffered by the Collateral Agent as a result of its own willful misconduct, gross negligence or bad faith. The Collateral Agent has no obligation to follow instructions from Junior First Lien Collateral Agent in contravention of this Agreement.

(h) Neither the Collateral Agent nor the Senior First Lien Creditors shall be required to marshal any present or future collateral security for the U.S. Borrower’s or its Subsidiaries’ obligations to the Collateral Agent or the Senior First Lien Creditors under the Bank Credit Agreement or the Senior First Lien Collateral Documents or any assurance of payment in respect thereof or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security or any assurance of payment in respect thereof shall be cumulative and in addition to all other rights, however existing or arising.

* * *

Acknowledged and Agreed to:

HEXION LLC,

By:	/s/ William H. Carter
Name:	William H. Carter
Title:	Vice President and Chief Financial Officer

HEXION SPECIALTY CHEMICALS, INC.,

By:	/s/ William H. Carter
Name:	William H. Carter
Title:	Executive Vice President and Chief Financial Officer

BORDEN U.S. FINANCE CORP.,

By:	/s/ William H. Carter
Name:	William H. Carter
Title:	Vice President and Chief Financial Officer

BORDEN SERVICES COMPANY

By:	/s/ William H. Carter
Name:	William H. Carter
Title:	Vice President

BORDEN CHEMICAL FOUNDRY, INC.,

By:	/s/ William H. Carter
Name:	William H. Carter
Title:	Vice President

BAKELITE NORTH AMERICA HOLDING COMPANY,

By:	/s/ William H. Carter
Name:	William H. Carter
Title:	Vice President

BAKELITE EPOXY POLYMERS CORPORATION,

By:	/s/ William H. Carter
Name:	William H. Carter
Title:	Vice President

BORDEN CHEMICAL INVESTMENTS,

By:	/s/ William H. Carter
Name:	William H. Carter
Title:	Vice President

BDS TWO, INC.,

By:	/s/ William H. Carter
Name:	William H. Carter
Title:	Vice President

RPP CAPITAL CORPORATION

By:	/s/ William H. Carter
Name:	William H. Carter
Title:	Vice President

RESOLUTION SPECIALTY MATERIALS LLC,

By:	/s/ William H. Carter
Name:	William H. Carter
Title:	Vice President

OILFIELD TECHNOLOGY GROUP, INC.,

By:	/s/ William H. Carter
Name:	William H. Carter
Title:	Vice President

LAWTER INTERNATIONAL INC.

By:	/s/ William H. Carter
Name:	William H. Carter
Title:	Vice President

RESOLUTION SPECIALTY MATERIALS CAPITAL CORP.

By:	/s/ William H. Carter
Name:	William H. Carter
Title:	Vice President

RESOLUTIONS’ JV LLC,

By:	/s/ William H. Carter
Name:	William H. Carter
Title:	Vice President

BORDEN CHEMICAL INTERNATIONAL, INC.,

By:	/s/ William H. Carter
Name:	William H. Carter
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

JPMORGAN CHASE BANK, N.A., as Collateral Agent,

By:	/s/ Peter DeDousis
Name:	Peter DeDousis
Title:	Managing Director